April 30, 2016

Dear Shareholder,

Paradigm Micro-Cap Fund appreciated 3.12% in the first quarter of 2016, significantly ahead of the benchmark Russell Microcap Index’s decline of 5.43%. Since inception, the Fund has an annualized return of 5.66% compared to a 4.65% annualized return for the Russell Microcap Index.

Given the overall investment climate and market volatility, we took relative comfort in the Fund’s first-quarter performance. Whereas in the prior year period we felt that markets were “somewhat directionless”, in contrast this year we have had the dubious privilege of experiencing a complete round trip, with a sharp selloff in the first six weeks then followed by an equally sharp rebound, leaving us near where we started the year. Despite this market reversal, equity correlations have declined to their lowest levels since 2012, suggesting improved prospects for active investing.

Strong stock selection made the Consumer Discretionary sector the top contributor to return in the first quarter, with portfolio holdings’ 12.73% gain well ahead of the benchmark sector’s 1.62% return. Outperformance was driven solidly by the portfolio’s retail positions, supporting our contention about the importance of investing in sectors of long-term expertise.

Similarly, the Information Technology sector’s 4.44% gain outpaced the benchmark sector’s 3.81% decline. Outperformance was broad-based, with particular strength in IT Services, Semiconductors, Software, and Storage.

The Industrials sector proved to be the largest detractor in the quarter due to challenges in the Commercial Services & Supplies industry.

While recent market volatility can lead to timely investment opportunities it has also confirmed to us the criticality of sticking to one’s knitting. When markets have double-digit swings in a matter of weeks, we can only invest with conviction and knowledge in sectors that we have known well for long periods of time. Otherwise, investing in less familiar sectors, however much they have sold off, is simply speculation. We find ourselves increasingly allied with our cornerstone investment metric of free cash flow. While discounted valuations and PEG ratios (a stock’s price-to-earnings ratio divided by the growth rate of its earnings for a specified time period) are always intriguing, we believe that in truly challenging market cycles, free cash flow is the most important underpinning for both new ideas as well as reaffirming our comfort with existing holdings. While we may have repeated this premise multiple times, we believe it holds true more so now than ever.

Along those lines, we continue to scrub our portfolio holdings and reevaluate both their downside as well as their upside potential. The good news/bad news after the recent market rebound is that there are still out-of-favor names that remain near their 52-week lows, and we are actively reviewing those from the perspective of adding to current positions or initiating new positions altogether.

Sincerely

/s/ Candace King Weir Candace King Weir	/s/ Amelia Farley Weir Amelia Farley Weir
Chief Investment Officer	Portfolio Manager

CKW & AFW/key Enclosures

During the one year period ended March 31, 2016, the Paradigm Micro-Cap Fund return -11.59%, compared to -13.05% for the Russell Microcap Index. The Paradigm Micro-Cap Fund’s average annual return for the five year period ended March 31, 2016 was 6.45% compared to 6.61% for the Russell Microcap Index. Since Inception (1/1/2008) to March 31, 2016, the Paradigm Micro-Cap Fund’s average annual return was 5.66% compared to 4.65% for the Russell Microcap Index. As of the Fund’s most recent prospectus dated April 30, 2016, the Fund’s total expense ratio is 1.25% . Performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. All returns include change in share prices, and reinvestment of any dividends and capital gains distributions. Current performance may be lower or higher than the performance data quoted. You may obtain performance data current to the most recent month-end by calling the transfer agent at 1-877-59-FUNDS.

The Russell Microcap® Index measures the performance of the microcap segment of the U.S. equity market. Microcap stocks make up less than 3% of the U.S. equity market (by market cap) and consist of the smallest 1,000 securities in the small-cap Russell 2000® Index, plus the next smallest eligible securities by market cap. The Russell Microcap is completely reconstituted annually to ensure larger stocks do not distort performance and characteristics of the true microcap opportunity set. Effective December 27, 2011 the Fund changed its investment strategy. Under normal circumstances, the Micro-Cap Fund invests at least 80% of its net assets in common stocks of U.S. micro-cap companies.

You should consider the investment objectives, risks, and charges and expenses of the fund carefully before investing. The prospectus contains this and other information about the Fund. You may obtain a prospectus by calling 1-877-59-FUNDS. The prospectus should be read carefully before investing.